UNITED STATES
SECURITIES AND EXCHANGE COMMISION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant
To Section 18 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest reported): May 5, 2010

MEGOLA, INC.
(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

Nevada	000-49815	8-0492605
(State or other jurisdiction	(Commission	I.R.S. employer
of incorporation)	File Number)	identification number)

704 Mara St., Suite 111, Point Edward, Ontario N7V 1X4
(Address of principal executive offices) (Zip code)

(519) 336-0628
Registrant's telephone number, including area code

ITEM 8.01 OTHER EVENTS

On April 19, 2010 we issued a letter to MSE Enviro-Tech Corp.  The letter was sent to all email and mailing addresses and facsimile numbers listed as MSE company contacts.  To further ensure the statements contained within the letter become a matter of public record, we are hereby filing the letter as an exhibit to this Form 8-K.

ITEM 9.01 EXHIBITS

10.0 Megola Inc. Letter to MSE Enviro-Tech Corp.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Megola, Inc.
(Registrant)

Dated: May 5, 2010	By:	/s/ Joel Gardner
Joel Gardner, President